UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2009

Attitude Drinks Incorporated

(Exact name of registrant as specified in its charter)

Delaware	(000-52904)	65-0109088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

10415 Riverside Drive # 101, Palm Beach Gardens, Florida 33410-4237

(Address of principal executive offices) (Zip Code)

Telephone number: (561) 799-5053

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On February 16, 2009, the practice of Lazar Levine & Felix LLP  (“Lazar”), an independent registered public accounting firm, was acquired by Parente Randolph, LLC ("Parente”) in a transaction pursuant to which Lazar merged its operations into Parente  and certain of the professional staff and partners of Lazar joined Parente either as employees or partners of Parente. On February 16, 2009, and concurrently with the resignation of Lazar, Attitude Drinks Inc. (the “Company”), through and with the approval of the Audit Committee of the Company’s Board of Directors, engaged Parente as its independent registered public accounting firm.

Prior to engaging Parente, the Company did not consult with Parente regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Parente on the Company’s financial statements, and Parente did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of Lazar regarding the Company’s financial statements for the fiscal year ended March 31, 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that, with respect to the Company’s financial statements for the fiscal year ended March 31, 2008, substantial doubt was raised as to the Company’s ability to continue as a going concern. During the period from inception (June 18, 2007) to March 31, 2008 and the interim period from the end of the most recently completed fiscal year (March 31, 2008) through February 16, 2009, the date of resignation, there were no disagreements with Lazar on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Lazar would have caused it to make reference to such disagreement in its reports.

The Company provided Lazar with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission and requested that Lazar furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated February 26, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K/A.

Item 9.01  Financial Statements and Exhibits

(c)           Exhibits

16.1         Letter from Lazar Levine & Felix LLP to SEC dated February 26, 2009.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2009

ATTITUDE DRINKS INCORPORATED

By: /s/ Tommy E. Kee
Name: Tommy E. Kee
Title: Chief Financial Officer

Exhibits

16.1           Letter from Lazar Levine & Felix LLP to SEC dated February 26, 2009.